                                                                   EXHIBIT 10.II


                            UNITED STATES OF AMERICA
                                   BEFORE THE
                      FEDERAL ENERGY REGULATORY COMMISSION


Public Utilities Commission             )
of the State of California,             )
                                        )
                  Complainant,          )
                                        )
         v.                             )     Docket No. RP00-241-000, et al.
                                        )
El Paso Natural Gas Company,            )
El Paso Merchant Energy-Gas, L.P.,      )
and El Paso Merchant Energy Company,    )
                                        )
                  Respondents.          )


                           JOINT SETTLEMENT AGREEMENT

         Pursuant to Rule 602 of the Rules of Practice and Procedure of the Federal Energy Regulatory Commission ("Commission"), 18 C.F.R. Section 385.602
(2002), El Paso Natural Gas Company ("EPNG"), El Paso Merchant Energy Company and El Paso Merchant Energy-Gas, L.P. (jointly, "Merchant"), the Public Utilities Commission of the State of California ("CPUC"), Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("Edison") and the City of Los Angeles hereby submit and enter into this Joint Settlement Agreement ("Settlement Agreement").

                                    ARTICLE 1
                                   DEFINITIONS

         The following terms have the following meanings:

         1.1 "Article" means a numbered Article of this Settlement Agreement, unless otherwise noted, and all references to an Article shall include all paragraphs, subparts or subparagraphs of that Article.


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         1.2 "California Settling Parties" means the CPUC, PG&E, Edison, and the
City of Los Angeles, as those parties are defined herein.

         1.3 "Capacity Allocation Proceeding" means the proceeding pending before the Commission at Docket No. RP00-336-000, including all subdockets.

         1.4 "City of Los Angeles" means the City of Los Angeles, a California municipal corporation.

         1.5 "Commission" means the Federal Energy Regulatory Commission.

         1.6 "CPUC" means the Public Utilities Commission of the State of California, or its successor.

         1.7 "Edison" means Southern California Edison Company, a California corporation.

         1.8 "Effective Date" has the meaning set forth in Paragraph 10.1 of this Settlement Agreement.

         1.9 "El Paso Settling Parties" means EPNG and Merchant, as those parties are defined herein.

         1.10 "EPNG" means El Paso Natural Gas Company, a Delaware corporation.

         1.11 "Master Settlement Agreement" means the agreement memorialized in the settlement agreement to be filed with the California Superior Court for the County of San Diego in June 2003 at Case No. J.C.C.P. Nos. 4221, 4224, 4226 and 4228.

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         1.12 "Merchant" means El Paso Merchant Energy Company and El Paso
Merchant Energy-Gas, L.P.

         1.13 "Paragraph" means a numbered paragraph of this Settlement Agreement, unless otherwise noted, and all references to a paragraph shall include all subparts or subparagraphs of that paragraph.

         1.14 "PG&E" means Pacific Gas and Electric Company, a California corporation.

         1.15 "Power-Up Project" means the facilities as proposed in EPNG's October 3, 2002 certificate application at Docket No. CP03-1-000.

         1.16 "Settlement Agreement" means this document.

         1.17 "Settling Parties" means EPNG, Merchant, the CPUC, PG&E, Edison and the City of Los Angeles, as those parties are defined herein. Each of the Settling Parties may be individually referred to herein as a "Settling Party."

         1.18 "Special Master" means the individual designated by the parties and approved by the court to resolve disputes regarding certain contractual commitments, as more fully described in Article 12.

         1.19 "Stipulated Judgment" means the agreement memorialized in the Stipulation to Entry of Judgment to be filed no later than June 30, 2003, with the United States District Court for the Central District of California, in proceedings to be filed by the State of California, Edison, and PG&E, in which the Special Master is to be appointed. A pro forma copy of the Stipulated Judgment is attached hereto as Tab 3.


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         1.20 "1996 Settlement" means the settlement approved by the Commission in Docket No. RP95-363-000, et al., on April 16, 1997. El Paso Natural Gas Co., 79 FERC Paragraph 61,028 (1997), reh'g denied, 80 FERC Paragraph 61,084 (1997).

                                   ARTICLE 2
                        FACTUAL AND PROCEDURAL BACKGROUND

         2.1 On April 4, 2000, the CPUC filed a complaint against EPNG and Merchant in Docket No. RP00-241-000. On March 28, 2001, the Commission issued an order that, among other things, set for hearing the issue of whether EPNG and/or Merchant had market power and, if so, exercised it to drive up the price of natural gas at the California border. Pub. Util. Comm'n of Cal. v. El Paso Natural Gas Co., 94 FERC Paragraph 61,338 (2001).

         2.2 The market power hearing commenced on May 14, 2001, and ended on June 19, 2001. On May 31, 2001, the Chief Judge submitted a report to the Commission in which he asked the Commission to clarify whether he should take evidence on the Standards of Conduct issue that had been raised by the CPUC but which the Commission had previously dismissed. Pub. Util. Comm'n of Cal. v. El Paso Natural Gas Co., 95 FERC Paragraph 63,020 (2001). The Commission issued an Order on Rehearing on June 11, 2001, in which it set the Standards of Conduct issue for hearing. Pub. Util. Comm'n of Cal. v. El Paso Natural Gas Co., 95 FERC Paragraph 61,368 (2001). This second phase of the hearing was held from August 2-6, 2001.

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         2.3 The Chief Judge issued his first Initial Decision on October 9,
2001. Pub. Util. Comm'n of Cal. v. El Paso Natural Gas Co., 97 FERC Paragraph 63,004 (2001). On December 27, 2001, the Commission remanded the proceeding for a limited supplemental hearing on whether, during the period from November 2000 through March 2001, EPNG made all of its capacity available to its shippers at its California delivery points and provided non-discriminatory access to such capacity. Pub. Util. Comm'n of Cal. v. El Paso Natural Gas Co, 97 FERC Paragraph 61,380 (2001). This third phase of the hearing began on March 21, 2002, and concluded on April 10, 2002.

         2.4 On September 23, 2002, the Chief Judge issued his second Initial Decision. Pub. Util. Comm'n of Cal. v. El Paso Natural Gas Co, 100 FERC Paragraph 63,041 (2002). The parties filed briefs on and opposing exceptions with the Commission, and oral argument was held before the Commission on December 2, 2002. The Commission has not yet issued an order on the two Initial Decisions.

         2.5 On March 21, 2003, the Settling Parties filed a joint motion to defer for forty-five days any further action in Docket No. RP00-241-000, et al., to enable the Settling Parties to finalize and file this Settlement Agreement with the Commission. The Settling Parties subsequently asked the Commission to extend the deadline for an additional thirty days, which the Commission granted.

                                   ARTICLE 3
                               SCOPE OF SETTLEMENT

         3.1 In further implementation of the Master Settlement Agreement and as reflected more fully in Article 11, this Settlement Agreement constitutes a full and complete resolution of (1) all claims and issues that were raised by the California Settling

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Parties in the proceeding at Docket No. RP00-241-000 and all subdockets, and (2)
all related claims and issues that were raised by the California Settling
Parties in the Capacity Allocation Proceeding and in any other Commission proceedings, including but not limited to allegations raised that EPNG violated its certificates and/or the 1996 Settlement, and that EPNG and/or Merchant violated the Natural Gas Act, the Natural Gas Policy Act and/or the Commission's regulations or orders.

                                   ARTICLE 4
                                SETTLING PARTIES

         4.1 This Settlement Agreement in its entirety is sponsored jointly by the Settling Parties.

         4.2 The Settling Parties jointly request and urge the Commission to approve this Settlement Agreement without condition or modification.

         4.3 None of the Settling Parties, either directly or indirectly, shall seek in any proceeding or forum to set aside or modify this Settlement Agreement or challenge its applicability after the Settlement Agreement becomes effective pursuant to the terms of Article 10.

         4.4 The Settling Parties agree to cooperate, each at its own expense, and to use their best efforts in securing all necessary governmental approvals for this Settlement Agreement and in defending against any litigation affecting the validity and enforceability of this Settlement Agreement, or any provision thereof.

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                                   ARTICLE 5
             CAPACITY AVAILABLE TO EPNG'S CALIFORNIA DELIVERY POINTS

         5.1 EPNG agrees to make 3290 MMcf/day of firm primary capacity available to its California delivery points, provided that each of the following conditions occur:

                  5.1.1 As more fully set forth in Article 6, EPNG is able to place into service its 320 MMcf/day Power-Up expansion project as proposed in Docket No. CP03-1-000;

                  5.1.2 As more fully set forth in Article 7, EPNG obtains
                        tariff authority to provide shippers who contract for any unsubscribed or turnback capacity of an aggregate of no more than 623 MMcf/day of the 3290 MMcf/day to a primary non-California delivery point(s) with dual primary delivery point rights that permit the shippers to ship gas either to a primary non-California delivery point(s), to a primary California delivery point, or to a combination of both; and

                  5.1.3 As more fully set forth in Article 8, EPNG obtains
                        tariff authority to revise the procedure originally agreed to in the 1996 Settlement whereby northern California shippers may recall Block II capacity in order to serve customers in PG&E's service area.

         5.2 EPNG will not be deemed to have violated its obligations in this
Article if it is unable to make available or schedule to its California delivery points 3290 MMcf/day of firm primary capacity due to, for the duration of, and to the extent of, events and factors beyond its control, including but not limited to: (a) force majeure events (as defined in


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Section 7.2 of the General Terms and Conditions of EPNG's Volume No. 1-A
Tariff); (b) delays in securing necessary regulatory approvals; (c) superseding regulatory or court rulings; (d) shipper choices which have relocated or will relocate shippers' primary delivery points from California points to non-California points, thereby reducing the contractual amount of capacity with California primary delivery point rights below 3290 MMcf/day; and (e) shipper choices to use dual primary delivery point capacity to deliver gas to non-California delivery points instead of to California delivery points; provided, however, and subject to the foregoing, that nothing herein will alter EPNG's obligation herein to maintain facilities sufficient to physically deliver 3290 MMcf/day to its California delivery points.

         5.3 EPNG shall not add new firm incremental load to its system that would prevent it from making available or scheduling to its California delivery points 3290 MMcf/day of firm primary capacity, as set forth in Paragraph 5.1.

         5.4 The Settling Parties agree that with regard to the choices provided shippers by the Commission, this Settlement Agreement, including the obligations undertaken by EPNG in this Article, is not intended to, and does not, preclude, restrict or inhibit any such choices in any way, but rather broadens such choices by, among other things, eliminating contractual restraints on the delivery of gas to the California border.

                                   ARTICLE 6
                               LINE 2000 POWER-UP

6.1 On October 3, 2002, in Docket No. CP03-1-000, EPNG submitted an application for Commission certificate authority to install additional compression on its


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Line 2000 that would add an additional 320 MMcf/day of capacity to its system, all as more fully described in the application.

         6.2 If EPNG receives the necessary environmental and regulatory approvals, as proposed by EPNG, including but not limited to Commission certificate authorization in Docket No. CP03-1-000, then EPNG shall construct the Power-Up Project on a phased schedule with in-service dates as proposed in its certificate application at Docket No. CP03-1-000. EPNG will use all commercially reasonable efforts to obtain all approvals on a timely basis to meet that schedule.

         6.3 Upon completion of the Power-Up Project, EPNG will have the physical capacity to deliver up to 3840 MMcf/day in the aggregate to the California delivery points as follows: (a) 540 MMcf/day to SoCal-Topock; (b) 400 MMcf/day to Mojave-Topock; (c) 1140 MMcf/day to PG&E-Topock; and (d) 1760 MMcf/day to Ehrenberg.

         6.4 No California Settling Party shall object to the recovery in EPNG's rates in its next rate case of the costs reasonably incurred by EPNG in connection with the increase of physical California delivery capacity from 3290 MMcf/day to 3840 MMcf/day, which physical capacity will be available to serve California and East of California markets. Those costs are all the costs reasonably incurred by EPNG associated with the construction of the Power-Up Project (Docket No. CP03-1-000) and the Line 2000 Conversion Project (Docket No. CP00-422-000). The California Settling Parties shall not be prohibited from objecting to the allocation of such costs in EPNG's next rate case.


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                                   ARTICLE 7
                          DUAL PRIMARY DELIVERY POINTS

         7.1 Upon approval of this Settlement Agreement, EPNG will have tariff authority to provide shippers who contract for no more than 623 MMcf/day of the 3290 MMcf/day by obtaining unsubscribed or turnback capacity as part of the conversion from full requirements to contract demand to a non-California delivery point(s) with dual primary delivery point rights that permit the shippers to ship gas either to a primary non-California delivery point(s) or to a primary California delivery point. Accordingly, effective on the first day of the month following the Effective Date of this Settlement Agreement, the General Terms and Conditions of EPNG's Volume No. 1-A Tariff shall be modified to reflect the changes shown on the Pro Forma Tariff Sheets attached hereto under Tab 1; provided, however, that the California Settling Parties will have the right to argue to the Commission in the future that non-California shippers should not be permitted to acquire part of the 3290 MMcf/day and change the primary delivery points to non-California points. Upon agreeing to a shipper's request to move its primary delivery point from a California point to a non-California point, EPNG agrees to notify the California Settling Parties promptly of the fact of such agreement.

         7.2 Unless the parties otherwise agree, at no time during the term of this Settlement Agreement shall EPNG be obligated to provide capacity under firm contracts with primary rights to California delivery points, either on a "single" or "dual" basis, that exceeds the following:

             SoCal Topock                             540 MMcf/day
             PG&E Topock                             1140 MMcf/day


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             Mojave Topock                            400 MMcf/day
             SoCal Ehrenberg                         1210 MMcf/day

         7.3 Except as may be limited by Article 8 relating to Block II recall rights, shippers holding contracts with dual primary rights will have the sole discretion to determine the points to which they will nominate their gas deliveries on any given day, i.e., subject to the provisions of EPNG's tariff, EPNG's shippers will determine where and how much gas will be delivered to California and non-California delivery points on EPNG's system.

                                   ARTICLE 8
                             BLOCK II RECALL RIGHTS

         8.1 The parties to the 1996 Settlement divided EPNG's 1.614 Bcf/day of turnback capacity into three blocks (Blocks I, II, and III) for the term of that settlement. Block II contains 614 MMcf/day of capacity, and, among other things, it gives shippers serving customers in PG&E's market area the right to recall Block II capacity under certain conditions.

         8.2 The Settling Parties agree that, during the remaining term of the 1996 Settlement, Block II capacity will remain subject to recall by PG&E or shippers serving a market in PG&E's service territory. Upon approval of the Settlement Agreement by the Commission, EPNG's tariff provisions regarding the Block II recall process will be revised to clarify the recall process as stated in the pro forma tariff sheets attached hereto under Tab 2. Accordingly, effective on the first day of the month following the Effective Date of this Settlement Agreement, Section 4 of the General Terms and Conditions of


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EPNG's Volume No. 1-A Tariff shall be revised to clarify the recall process as reflected in the provisions set forth on the Pro Forma Tariff Sheets attached hereto under Tab 2.

                                   ARTICLE 9
                                AFFILIATE ISSUES

         9.1 EPNG agrees that no affiliate of the pipeline will enter into new contractual commitments to hold capacity on the EPNG system for the term of this Settlement Agreement except (1) to the extent that such affiliate requires the capacity to fulfill its obligations existing under the terms of the Master Settlement Agreement, or (2) to replace existing capacity to serve existing contractual obligations. As of the date of this Settlement Agreement, existing capacity held by Merchant is: (1) approximately 37 MMcf/day of firm capacity which it acquired directly from EPNG and that has primary California delivery rights; (2) approximately 156 MMcf/day of primary firm capacity to Ehrenberg which it acquired from Southern California Gas Company under a temporary release that expires on August 31, 2006; and (3) approximately 92 MMcf/day of capacity on the Wilcox lateral that does not include any mainline rights.

         9.2 To the extent that, on any day, Merchant is not using any of its mainline capacity on EPNG to fulfill its settlement obligations or to serve other obligations existing at the time of this Settlement Agreement as set forth in Paragraph 9.1 above, it shall not unreasonably delay posting the capacity not so used for release in accordance with the terms of EPNG's tariff, and upon terms and conditions comparable to capacity release transactions occurring contemporaneously among non-affiliated shippers on EPNG's system. Furthermore, the Settling Parties agree that in its order approving the Settlement Agreement the Commission must waive the applicability of Section 28.9(d) of


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the General Terms and Conditions of EPNG's Volume No. 1-A Tariff (which prohibits the re-release of capacity acquired on a volumetric reservation charge basis) to the extent necessary to enable Merchant to release any capacity it has acquired in the secondary market in accordance with the provisions of this Paragraph.

                                   ARTICLE 10
                                 EFFECTIVE DATE

         10.1 It is stipulated and agreed that the various provisions of the instant Settlement Agreement are not severable and that neither this Settlement Agreement, nor any of the provisions hereof, shall become effective unless and until each of the following has occurred: (a) the Commission shall have entered an order approving the instant Settlement Agreement without condition or modification; (b) such Commission order approving the instant Settlement Agreement shall have waived compliance by the El Paso Settling Parties with the requirements of the Commission's Rules and Regulations as necessary to carry out the provisions of this Settlement Agreement; (c) the Stipulated Judgment referenced in Article 12 has become fully effective pursuant to its terms; and
(d) the Master Settlement Agreement has become fully effective pursuant to its terms. When conditions (a), (b), (c) and (d) are satisfied, including Paragraph
10.2 below if applicable, then this Settlement Agreement will become effective, and such date will constitute the Effective Date. None of the provisions of this Settlement Agreement will become effective prior to the Effective Date.

         10.2 If the Commission issues an order modifying this Settlement Agreement or approving it only subject to modification(s) or condition(s), then this Settlement Agreement will not become effective unless each of the Settling Parties expressly accepts


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the modification(s) or condition(s) in writing within thirty (30) days of the date of the Commission's order requiring the modification(s) or condition(s), and also not until conditions (b), (c) and (d) of Paragraph 10.1 are satisfied. In the event any of the Settling Parties fails to accept a modification or condition required by the Commission, then this Settlement Agreement and the Master Settlement Agreement shall be void and of no effect.

         10.3 If a party other than a Settling Party requests rehearing of a Commission order approving the Settlement Agreement, or of a Commission order that modifies and/or conditions the Settlement Agreement and that is accepted by the Settling Parties pursuant to the provisions of Paragraph 10.2, and if in that situation the Commission on rehearing reverses or otherwise modifies or conditions the order, and that prevents any Settling Party from fully performing its obligations under the Settlement Agreement, then the Settling Parties agree to negotiate in good faith as to additional modifications to the Settlement Agreement to reflect the material impact, if any, of the Commission's modifications or conditions; provided, however, that if the parties are unable to agree to additional modifications, then the parties shall present their respective positions to the Special Master for resolution, which resolution shall be taken to the Commission for review to the extent such review may be required. The Settling Parties further agree that: (1) there shall be no liability for any Settling Party's failure to perform as a result of any action set forth in this paragraph, and (2) none of the Settling Parties will have the right to terminate the Settlement Agreement as a result of any action set forth in this paragraph.

         10.4 If a party other than a Settling Party seeks judicial review of a Commission order approving the Settlement Agreement pursuant to the provisions of

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Paragraph 10.1, or of a Commission order that modifies and/or conditions the
Settlement Agreement and that is accepted by the Settling Parties pursuant to the provisions of Paragraph 10.2, and if in that situation a reviewing court, or the Commission on remand of an order from a reviewing court, reverses or otherwise modifies or conditions the Commission's order, and that prevents any Settling Party from fully performing its obligations under the Settlement Agreement, then the Settling Parties agree to negotiate in good faith as to additional modifications to the Settlement Agreement to reflect the material impact, if any, of the Commission's or court's modifications or conditions; provided, however, that if the parties are unable to agree to additional modifications, then the parties shall present their respective positions to the Special Master for resolution, which resolution shall be taken to the Commission for review to the extent such review may be required. The Settling Parties further agree that: (1) there shall be no liability for any Settling Party's failure to perform as a result of any action set forth in this paragraph, and
(2) none of the Settling Parties will have the right to terminate the Settlement Agreement as a result of any action set forth in this paragraph.

         10.5 Nothing in this Article precludes any Settling Party from requesting rehearing or seeking judicial review of any Commission order regarding this Settlement Agreement; provided, however, that such rehearing request or court appeal by a Settling Party shall not affect a Settling Party's acceptance of a Commission order approving the Settlement Agreement as set forth in Paragraphs 10.1 and 10.2 above.


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                                   ARTICLE 11
                    TERMINATION OF OTHER PROCEEDINGS, MUTUAL
                               RELEASE AND WAIVER

         11.1 The Settling Parties hereby agree that in its order approving this Settlement Agreement the Commission must dismiss with prejudice the complaint in Docket No. RP00-241-000 effective upon the Effective Date, and all claims or issues raised in that proceeding by any of the California Settling Parties, and in all subdockets, will be deemed finally resolved effective upon the Effective Date.

         11.2 The Settling Parties further agree that in its order approving this Settlement Agreement the Commission must terminate with prejudice the Docket No. RP00-241-000 proceeding and all subdockets effective upon the Effective Date, and must vacate the October 9, 2001, and September 23, 2002 Initial Decisions of the Chief Administrative Law Judge in that proceeding effective upon the Effective Date.

         11.3 The California Settling Parties hereby agree that the issues and claims settled herein, as described in Article 3 and Paragraph 11.6, are deemed withdrawn with prejudice as to the Settling Parties in all other Commission proceedings, including but not limited to the Capacity Allocation Proceeding and Docket No. RP01-484-000 effective upon the Effective Date.

         11.4 The California Settling Parties each further agree that none of them, either directly or indirectly, in any current or future proceeding, forum, formal or informal investigation, case or any other matter, will advocate any position that is inconsistent with the terms of this Settlement Agreement, including the release set forth in Paragraph


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5.2 of the Master Settlement Agreement, or take any action that materially interferes with the El Paso Settling Parties' ability to perform under this Settlement Agreement.

         11.5 Notwithstanding the foregoing provisions, nothing in this Settlement Agreement shall replace or supplant any remedy which the Commission prospectively makes available to all shippers, including the California Settling Parties, in the Capacity Allocation Proceeding, including the relief already provided in the Commission's May 31, 2002, and September 20, 2002 Orders; provided, that the California Settling Parties shall not be entitled to any relief against the El Paso Settling Parties in that proceeding, or in any other proceeding, which is covered by the scope of the release set forth at Paragraph
5.2 of the Master Settlement Agreement, and thus would be duplicative or cumulative to the consideration that the El Paso Settling Parties have provided to the California Settling Parties under this Settlement Agreement and the Master Settlement Agreement; and provided further, that the Special Master is empowered to require specific performance and impose reasonable injunctive remedies as agreed to by the parties to ensure compliance with the contractual commitments that are set forth in the Stipulated Judgment.

         11.6 The release provisions set forth in Paragraphs 5.2 and 5.3 of the Master Settlement Agreement, and the other provisions of Section 5 of the Master Settlement Agreement as appropriate, are incorporated herein by reference, and the instant Settlement Agreement is subject to said release provisions.


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                                   ARTICLE 12
                               DISPUTE RESOLUTION

         12.1 As more fully discussed in the Offer of Settlement, the Settling Parties have agreed to an alternative dispute resolution process. Under that process, compliance with certain of the terms of this Settlement Agreement shall be enforced by a Special Master, as provided in a Stipulated Judgment that the Settling Parties will file with a federal district court in California. In part, the Stipulated Judgment will provide that, to the extent that the Settling Parties disagree in the future as to whether particular compliance issues are subject to the jurisdiction of this Commission, the parties agree that such disputes will be submitted to the Commission for resolution. The Stipulated Judgment will further state that in the event the Commission does not resolve such a dispute within 60 days, the dispute will be submitted to the Special Master for his/her immediate resolution, provided, however, that nothing in the Stipulated Judgment is intended to deprive the Commission of the ability to resolve any disputes or issues within its jurisdiction.

                                   ARTICLE 13
                                      TERM

         13.1 The term of this Settlement Agreement will be five (5) years from the Effective Date.

                                   ARTICLE 14
                               GENERAL PROVISIONS

         14.1 In entering this Settlement Agreement, the Settling Parties assume the risk of any mistake of fact or law. If the Settling Parties, or any of them, should later discover that any fact they relied upon in entering this Settlement Agreement is not true, or that


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their understanding of the facts or law was incorrect, none of the Settling
Parties shall be entitled to seek rescission, termination or modification of this Settlement Agreement on that basis. This Settlement Agreement is intended to be final and binding upon the Settling Parties regardless of any mistake of fact or law.

         14.2 This Settlement Agreement shall be binding upon and for the benefit of each of the Settling Parties, and their successors and assigns. Nothing in this Settlement Agreement shall be construed or interpreted to impart any rights or obligations to any third party (other than a permitted successor or assignee bound to this Settlement Agreement).

         14.3 Neither the provision of consideration in the form of the mutual covenants contained herein, nor the performance of any such covenants contained herein, nor anything contained or incorporated herein shall be deemed, nor shall the negotiations, execution and performance of this Settlement Agreement constitute, an admission or concession of liability or wrongdoing on the part of any Settling Party, or any other form of admission with respect to any matter, thing or dispute whatsoever.

         14.4 Each Settling Party represents and warrants to each of the other Settling Parties that, subject to this Paragraph: (a) it has the full power and authority to enter into this Settlement Agreement and to perform all transactions, duties and obligations set forth herein; (b) it has duly and validly executed and delivered this Settlement Agreement and the other documents and agreements provided for herein to be executed and delivered by such Settling Party; and (c) this Settlement Agreement and the other documents and agreements provided for herein to be executed and delivered by such Settling Party


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constitute the legal, valid and binding obligations of such Party, enforceable against such Settling Party in accordance with their respective terms. The CPUC and the Los Angeles City Council have not yet had an opportunity to conduct the required votes on whether to approve the Settlement Agreement. Accordingly, this Settlement Agreement is executed by counsel for the CPUC and the City of Los Angeles subject to such approval. Not later than five (5) business days after each such vote is taken, counsel for each of these Parties shall certify the results of their respective votes in writing to each of the other Parties to the Joint Settlement Agreement, and will notify the Commission in writing.

         14.5 This Settlement Agreement, the Stipulated Judgment, and the Master Settlement Agreement, along with the attachments thereto, constitute the entire agreement between the Parties as to the issues specified herein and supersede and replace all prior negotiations or proposed agreements, written or oral, with respect to the subject matter thereof; provided, however, that nothing in this Settlement Agreement shall be deemed to supersede, modify or replace the provisions of the 1996 Settlement except with respect to those clarifying revisions set forth in Article 8 relating to the recall of Block II capacity.

         14.6 This Settlement Agreement may not be altered, amended, modified or otherwise changed in any respect whatsoever except by writing duly executed by an authorized representative of each of the Settling Parties.

         14.7 The language of this Settlement Agreement shall be construed as a whole, and not strictly for or against any Settling Party, regardless of who drafted or was principally responsible for drafting the Settlement Agreement or any specific terms or


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conditions hereof. This Settlement Agreement shall be deemed to have been drafted by all Settling Parties, and no Settling Party shall urge otherwise.

         14.8 The descriptive titles and headings of the Articles of this Settlement Agreement are for reference purposes only. The titles and headings are not to be construed or taken into account in interpreting any term or provision of the Settlement Agreement and do not qualify, modify, or explain the meaning or constriction of any term or provision of the Settlement Agreement.

                                   ARTICLE 15
                                  RESERVATIONS

         15.1 This Settlement Agreement is entered into pursuant to Rule 602 of the Commission's Rules of Practice and Procedure, 18 C.F.R. Section 385.602
(2002). Unless and until the provisions of the Settlement Agreement become effective pursuant to its terms, the Settlement Agreement, the Offer of Settlement, the Stipulated Judgment, the Explanatory Statement, and the tariff sheets attached hereto shall be privileged and of no effect and shall not be admissible in any proceeding before any court or regulatory body.

         15.2 This Settlement Agreement is made upon the express understanding that it constitutes a negotiated settlement of the subject proceeding. Neither the Commission nor any of the Settling Parties shall be deemed to have approved, accepted or otherwise consented to any legal principle, policy, methodology, tariff modification or interpretation, or contract modification or interpretation, except as expressly provided in this Settlement Agreement.

                                            /s/ Daniel F. Collins
                                            --------------------------------
Kenneth M. Minesinger                       Daniel F. Collins
Lois K. Perrin                              Senior Vice President & Deputy
Christopher Cobb                              General Counsel
MORRISON & FORESTER, L.L.P.                 EL PASO CORPORATION
2000 Pennsylvania Avenue, N.W.              555 11th Street, N.W.
Washington, D.C.                            Suite 750
(202) 887-1500                              Washington, D.C. 20004
                                            (202) 637-3500




                                            Judy A. Heineman
                                            Vice President and General Counsel
                                            EL PASO NATURAL GAS COMPANY
                                            2 North Nevada Avenue
                                            Colorado Springs, CO 80903
                                            (719) 473-2300

                                            Attorneys for
                                            EL PASO NATURAL GAS COMPANY




                                            /s/ Gregory W. Jones
                                            --------------------------------
William S. Scherman                         Gregory W. Jones
Douglas G. Robinson                         Vice President and
David J. Hill                               Associate General Counsel
SKADDEN, ARPS, SLATE,                       EL PASO CORPORATION
  MEAGHER & FLOM, L.L.P.                    1001 Louisiana Street
1440 New York Avenue, N.W.                  Houston, TX 77002
Washington, D.C. 20005                      (713) 420-4431
(202) 371-7060
                                            Attorneys for
                                            EL PASO MERCHANT ENERGY, L.P.

                                            /s/ Stephen E. Pickett
                                            --------------------------------
Kevin J. Lipson                             Stephen E. Pickett
Douglas L. Beresford                        Douglas Kent Porter
J. Patrick Nevins                           SOUTHERN CALIFORNIA EDISON COMPANY
HOGAN & HARTSON L.L.P.                      P.O. Box 800
555 13th Street, N.W.                       2244 Walnut Grove Avenue
Washington, D.C. 20004                      Rosemead, CA 91770
(202) 637-5614                              (626) 302-3694

                                            Attorneys for
                                            SOUTHERN CALIFORNIA EDISON COMPANY



                                            /s/ Joshua Bar-Lev
                                            --------------------------------
Jon B. Streeter                             Joshua Bar-Lev
KEKER & VAN NEST L.L.P.                     Charles Middlekauff
710 Sansome Street                          PACIFIC GAS AND ELECTRIC COMPANY
San Francisco, CA 94111                     P.O. Box 7442
(415) 391-5400                              77 Beale Street, 30th Floor
                                            San Francisco, CA 94120
                                            (415) 973-2776

                                            Attorneys for
                                            PACIFIC GAS AND ELECTRIC COMPANY


                                            /s/ Harvey Y. Morris
                                            --------------------------------
                                            Harvey Y. Morris
                                            PUBLIC UTILITIES COMMISSION OF
                                              THE STATE OF CALIFORNIA
                                            505 Van Ness Avenue
                                            San Francisco, CA 94102
                                            (415) 703-1086

                                            (Subject to formal approval by the
                                            Public Utilities Commission of the
                                            State of California)

                                            Attorney for the
                                            PUBLIC UTILITIES COMMISSION
                                              OF THE STATE OF CALIFORNIA

                                            /s/ Rockard J. Delgadillo
                                            ------------------------------------
Regina Y. Speed-Bost                        Rockard J. Delgadillo
SULLIVAN & WORCESTER LLP                    City Attorney
1666 K Street, N.W.                         Terree Bowers
Suite 700                                   Executive Assistant
Washington, D.C. 20006                      Mark L. Brown
Telephone: (202) 775-6816                   Senior Assistant Attorney
                                            Edward J. Perez
                                            Assistant City Attorney
                                            CITY OF LOS ANGELES, CALIFORNIA
                                            1800 City Hall East
                                            Los Angeles, CA 90012
                                            Telephone: (213) 485-3160

                                            (Subject to formal approval by the
                                            Los Angeles City Council)

                                            Attorneys for the
                                            CITY OF LOS ANGELES, CALIFORNIA

                          UNITED STATES DISTRICT COURT
                     FOR THE CENTRAL DISTRICT OF CALIFORNIA


THE PEOPLE OF THE STATE OF           |
CALIFORNIA ex rel. BILL LOCKYER,     |
ATTORNEY GENERAL OF THE STATE        |    CIVIL ACTION NO.
OF CALIFORNIA and THE STATE OF       |                    ------------------
CALIFORNIA, PACIFIC GAS AND          |
ELECTRIC COMPANY, AND SOUTHERN       |
CALIFORNIA EDISON COMPANY,           |
                                     |
                                     |    [PRO FORMA] STIPULATION TO
                   Plaintiffs,       |    ENTRY OF JUDGMENT(1)
                                     |
                                     |
         v.                          |
                                     |
EL PASO NATURAL GAS COMPANY,         |
EL PASO MERCHANT ENERGY COMPANY,     |
EL PASO MERCHANT ENERGY - GAS,       |
L.P.,                                |
                                     |
                   Defendants.       |
                                     |
--------------------------------------


                                   STIPULATION

         The parties to these actions, plaintiffs, the People of the State of California, ex rel. Bill Lockyer, Attorney General of the State of California and the State of the California ("State of

--------
(1) [Note: Prior to its actual filing, the Stipulated Judgment will be conformed to the filing requirements of the United States District Court for the Central District of California and the Federal Rules of Civil Procedure to ensure that judgment is entered in accordance with the Parties' agreement. No changes to the substantive commitments of the Parties will be made.]

California"),(2) Pacific Gas and Electric Company ("PG&E"), and Southern California Edison Company ("Edison") (plaintiffs, and the CPUC, jointly referred to herein as the "California Parties"), and defendants El Paso Merchant Energy-Gas, L.P., El Paso Merchant Energy Company (together "Merchant"), and El Paso Natural Gas Company ("EPNG") (defendants collectively referred to herein as "El Paso") (California Parties and defendants collectively "Settling Parties"), having agreed to a settlement of these actions on the terms as set forth in this Stipulation to Entry of Judgment ("Stipulation"), hereby stipulate to the following:

         1. Entry of Judgment Under Federal Rule of Civil Procedure 58

         Without any admission by El Paso of liability or fault, the Settling Parties have entered into this Stipulation with the intent to fully and finally compromise and settle all of plaintiffs' claims. In consideration of covenants made in this Stipulation, the Settling Parties respectfully request that the Court enter judgment in accordance with the terms of this Stipulation under Federal Rule of Civil Procedure 58. For the purpose of enforcing the Settling Parties' compliance with the Stipulated Judgment during the five (5) year period following the effective date of the Stipulated Judgment, the Court shall retain jurisdiction over the consolidated actions during said period. The Court's jurisdiction shall terminate at the end of that period.

         In addition to the filing of this Stipulation in this Court, filings have been made in California Superior Court, and at the Federal Energy Regulatory Commission ("FERC"), to resolve all claims covered by the release provisions contained in those filings. The FERC settlement filing shall resolve all claims and issues raised by the California Parties in the proceeding at Docket No. RP00-241-000 and all subdockets, and all related claims and issues raised in a number of other proceedings. The California Superior Court filing ("Master Settlement Agreement") shall resolve, inter alia, the class action litigation and other cases pending in California Superior Courts in San Diego, Los Angeles and San Francisco, and in Nevada.

         Importantly, the effectiveness of this Stipulated Judgment shall be contingent upon the

--------
(2) It is stipulated that both the Attorney General of the State of California and the Public Utilities Commission of the State of California ("CPUC") will concurrently have the State of California's rights and obligations under this Stipulated Judgment.

approval and effectiveness of the settlements filed with the California Superior Court and at the FERC, and the five year term of the Stipulated Judgment shall not commence until that time. This Stipulation shall become void and the obligations of the Settling Parties thereunder will not arise if either of the settlements filed with the California Superior Court and at the FERC do not become effective in accordance with their terms. Accordingly, the Settling Parties respectfully request that the Court enter this Stipulated Judgment now, but defer its effective date until such time as the Settling Parties jointly inform the Court that it should be implemented.

         In addition, in the event that this Stipulation is not approved as submitted and does not become effective as requested by the Settling Parties, or becomes void, then the Settling Parties agree that: (1) it cannot be used in any proceeding for any purpose; (2) El Paso retains and specifically reserves the right to, within a reasonable time, file an answer and any other pleadings in response to the plaintiffs' complaints (including dispositive motions) and/or assert all applicable affirmative defenses and/or counter-claims against the plaintiffs; and, (3) the plaintiffs retain and specifically reserve the right to amend their complaints.

         2. Order of Reference Under Federal Rule of Civil Procedure 53

         The Settling Parties respectfully request that the Court approve a Special Master in these actions under Federal Rule of Civil Procedure 53, for a term of five (5) years, commencing upon the effective date of this Stipulation.

         APPOINTMENT AND REMOVAL OF THE SPECIAL MASTER.

         The Settling Parties shall use their best efforts to agree upon a mutually acceptable Special Master within ten business days after the approval of the Stipulation. If the Settling Parties are unable to agree to a Special Master, the Settling Parties shall nominate a list of qualified, experienced, neutral individuals with no conflicts of interest to be Special Master. The nomination list shall be submitted to the Court no later than twenty days after approval of the Stipulation. "No conflicts of interest," for purposes of Special Master selection under this Stipulation, shall mean that the nominated individual has no present employment, consulting or other professional affiliation with any of the Settling Parties, and has no financial interest in any of the corporate entities among the

Settling Parties. The nomination and selection procedure shall take place as follows: (i) the California Parties and the El Paso shall simultaneously exchange lists of five candidates each; (ii) the California Parties and the El Paso shall each have three peremptory challenges; (iii) any name or names common to both the California Parties' list and the El Paso's list shall be exempt from peremptory challenges, (iv) within 48 hours of the initial exchange of names, the California Parties and the El Paso shall simultaneously exercise their peremptory challenges, (v) the remaining list of candidates, after exercise of peremptory challenges, or the original list if no peremptory challenges have been exercised, shall be submitted to the Court no later than twenty days after approval of the Stipulation, (vi) the Settling Parties shall have the right to address the qualifications of the remaining candidates before the Court prior to the Court's selection, and (vii) the Special Master shall be selected by the Court from the list of remaining candidates as soon as possible after it is submitted. The Special Master shall have no authority to act until after the Effective Date of the Master Settlement Agreement. A Special Master appointed by the Court is subject to removal for bias, fraud, corruption or incapacity, but only upon the standards that would apply to disqualification of a Federal judicial officer, only if a motion for removal is brought expeditiously to the Court after the moving Settling Party becomes aware of or should have become aware of grounds for it, and subject to the proviso that, unless otherwise directed by the Court, filing of a motion for removal shall not have the effect of inhibiting, suspending or delaying any proceedings before the Special Master. If during the five-year settlement period, the Special Master is removed, or if the Special Master notifies the Settling Parties that he/she is unwilling or unable to continue to serve, the position of Special Master shall be deemed vacant upon the date the removal order issues of notice of unwillingness or inability to serve. To fill a vacancy, the Settling Parties shall follow the same procedures set forth above for initial selection, commencing from the date of vacancy.

         ASSISTANCE TO THE SPECIAL MASTER.

         Subject to the agreement of the Settling Parties, the Special Master may hire additional, qualified individuals as is reasonable and necessary on an advisory basis to assist him/her. The Special Master shall notify the Settling Parties of the need for assistance at least ten (10) business days prior to obtaining assistance.

         PAYMENT OF THE SPECIAL MASTER.

         El Paso shall pay the reasonable fees and expenses associated with the Special Master, as fixed by the Court pursuant to Federal Rule of Civil Procedure 53(a). Each Settling Party, however, will bear the expense associated with its participation in any proceedings before the Special Master or the Court (including, but not limited to, its own attorneys' fees and costs of witnesses).

         AUTHORITY OF THE SPECIAL MASTER.

         The Settling Parties intend for the Special Master to have authority to monitor and enforce the following commitments under the provisions of the Joint Settlement Agreement attached hereto as Appendix A,(3) subject to the acknowledged principle that the Special Master shall have no jurisdiction over matters within FERC's jurisdiction:

         o  EPNG's commitment, as provided more fully in Article 5, Paragraph
            5.1 of the Joint Settlement Agreement (and subject to the conditions set forth in Article 5, Paragraphs 5.1.1, 5.1.2, and 5.1.3), to make 3290 MMcf/day of firm primary capacity available to its California delivery points, and its commitment, as provided more fully in
            Article 5, Paragraph 5.3, not to add new incremental load to its system that would prevent it from making 3290 MMcf/day available; provided, however, that EPNG will not be deemed to have violated its obligations in Article 5 of the Joint Settlement Agreement if it is unable to make available or schedule 3290 MMcf/day due to, for the duration of, and to the extent of, events and factors beyond its control, including but not limited to the events and factors listed in Article 5, Paragraph 5.2.

         o  EPNG's commitments, as provided more fully in Article 6, Paragraph
            6.2 of the Joint Settlement Agreement: (1) to construct its Power-Up Project on a phased schedule with in-service dates as proposed in its certificate application at Docket No. CP03-1-000,

--------
(3) To the extent that there is any ambiguity and/or inconsistency between the provisions summarized below and the actual language of the Joint Settlement Agreement, the Settling Parties hereby agree that the language of the Joint Settlement Agreement shall control. The Joint Settlement Agreement is identical to the settlement that has been filed at the FERC in resolution of, inter alia, FERC Docket No. RP00-241-000 and all subdockets.

            assuming EPNG receives the necessary environmental and regulatory approvals, and (2) to use all commercially reasonable efforts to obtain all approvals on a timely basis necessary to meet the above-referenced schedule.

         o EPNG's commitments, as provided more fully in Article 7, Paragraph 7.1, and Article 8, Paragraph 8.2 of the Joint Settlement Agreement, to obtain the tariff authority outlined therein.

         o  EPNG's commitment, as provided more fully in Article 7, Paragraph
            7.1 of the Joint Settlement Agreement, to notify the California Parties promptly upon agreeing to a shipper's request to move its primary delivery point from a California point to a non-California point.

         o El Paso's commitments, as provided more fully in Article 9 of the Joint Settlement Agreement, that: (1) no affiliate of EPNG will enter into new contractual commitments to hold capacity on the EPNG system for the term of the agreement, subject to certain exceptions specified therein; and (2) Merchant shall not unreasonably delay posting unused capacity for release in accordance with the terms of EPNG's tariff and upon terms and conditions comparable to contemporaneous capacity release transactions on EPNG's system. As of the date of the Joint Settlement Agreement, existing capacity held by Merchant is: (1) approximately 37 MMcf/day of firm capacity which it acquired directly from EPNG and that has primary California delivery rights; (2) approximately 156 MMcf/day of primary firm capacity to Ehrenberg which it acquired from Southern California Gas Company under a temporary release that expires on August 31, 2006; and (3) approximately 92 MMcf/day of capacity on the Willcox lateral that does not include any mainline rights.

         In addition to the foregoing commitments, the Settling Parties intend for the Special Master to have authority to enforce the following:

         o EXPANSION COSTS: The California Parties' commit, as set forth more fully in Article 6, Paragraph 6.4 of the Joint Settlement Agreement, not to object to the recovery in EPNG's rates in its next rate case of the costs reasonably incurred by EPNG in connection with the increase of physical California delivery capacity from 3290 MMcf/day to 3840 MMcf/day.

         o COST ALLOCATION: EPNG agrees that, in its next FERC rate case, its proposed rates will be based on a miles of haul approach for all costs, including its Line 2000 Conversion and Power-Up costs, consistent with the position advocated by Edison in the rate hearing at Docket No. RP95-363-002, an approach that is representative of the actual flows EPNG has experienced on its system in the recent past. In EPNG's next rate case, the California Parties shall not be prohibited from objecting to the allocation of costs reasonably incurred by EPNG associated with the construction of the Power-Up Project (Docket No. CP03-1-000) and the Line 2000 Conversion Project (Docket No. CP00-422-000); provided, that in such rate case, the California Parties shall not propose a cost allocation, rate design or other methodology or proposal that would preclude EPNG from recovering its reasonably incurred costs, including those costs associated with the construction of the Power-Up Project (Docket No. CP03-1-000) and the Line 2000 Conversion Project (Docket No. CP00-422-000).

         o REQUESTS FOR DATA: At any time that a majority of the California Parties requests data to address compliance issues arising out of the implementation of the Joint Settlement Agreement, including, but not limited to, any computer simulations or models of the EPNG system, EPNG shall comply with the request within seven business days by providing information that it is lawfully able to provide and that is not competitively sensitive for its other shippers; provided, however, that the California Parties may request data not more than four times per year; and provided, further, that all such requests must be reasonable and not overly burdensome.

         Prior to initiating proceedings with the Special Master, a Settling Party must make a good faith effort to resolve the issue with the opposing Settling Party. Specifically, any Settling Party seeking to initiate proceedings before the Special Master shall first give the other Settling Party written notice thereof, and may also provide a copy of such notice to the Special Master. Such notice must: describe briefly the nature of the dispute; describe briefly the notifying Settling Party's claim or position in connection with the dispute; and identify an individual with authority to settle the dispute on behalf of the notifying Settling Party.

         Within ten (10) business days after service of any such notice, the receiving Settling Party will give the other Settling Party a written reply (a copy of which may also be provided to the Special Master) which describes briefly the receiving Settling Party's responses and positions in connection with the dispute and identifies an individual with the authority to settle the dispute on behalf of the receiving Settling Party.

         The individuals identified in the Settling Party's respective notices will promptly make such investigation of the dispute as they deem appropriate. Promptly and in no event later than fifteen (15) business days after the date of the service of the initiating Settling Party's notice, such individuals will commence discussions concerning resolution of the dispute, preferably in person. If the dispute has not been resolved within ten (10) business days after commencement of such discussions, then either Settling Party may submit the dispute to the Special Master by filing a motion with the Special Master and serving all of the Settling Parties.(4) Such motion shall state that it is a notice initiating the Special Master procedures; identify the provisions of the Stipulation that are the subject matter of the dispute; describe briefly the nature of the dispute; describe briefly the notifying Settling Party's claim or position in connection with the dispute; and provide adequate information regarding the facts underlying the dispute to allow the other Settling Party to respond.

         The Special Master shall proceed promptly to set a briefing schedule, and, upon due notice and opportunity for hearing, shall make a report under Federal Rule of Civil Procedure 53(e). Any Report of the Special Master shall be subject to review by this Court upon filing of objections thereto within fourteen (14) days after service of the Report. Absent timely filing of objections, a Report of the Special Master shall become final.

--------
(4) In the event of a claim of irreparable harm, the Settling Parties agree to immediately attempt to resolve the issue, and, if the parties are unable to resolve the issue, the party claiming irreparable harm can seek immediate, temporary injunctive relief before the Special Master pending a resolution of the issue based upon a schedule to be established by the Special Master. The other Parties shall have the right to oppose such request for temporary injunctive relief.

         The Special Master shall have all powers granted by Federal Rule of Civil Procedure 53(c); provided, that the sole remedy the Special Master shall be authorized to impose for breaches of the Settling Parties' commitments identified herein shall be specific performance, and other reasonable injunctive remedies to ensure compliance with such commitments. In addition, the Settling Parties agree that the Special Master shall be the exclusive vehicle for resolution of the commitments set forth above of the Settling Parties, without prejudice to other claims or remedies that the Settling Parties may have in other forums other than any claim or remedy for a breach or breaches of the Stipulation.

         To the extent that there is a dispute as to whether any matter submitted to the Special Master is subject to the jurisdiction of the FERC, that jurisdictional dispute shall be submitted to the FERC for resolution. The motion before the Special Master giving rise to the jurisdictional dispute shall be held in abeyance for 60 days pending the FERC's resolution of the matter, and all deadlines relating to said motion before the Special Master shall be tolled. Any Settling Party may appeal the FERC's determination of a jurisdictional dispute concerning the Special Master to the United States Court of Appeals for the District of Columbia Circuit ("D.C. Circuit").

         1. Should the FERC and the D.C. Circuit determine within 60 days that the FERC does not have jurisdiction, proceedings before the Special Master shall resume;

         2. Should the FERC determine within 60 days that it does not have jurisdiction, but no appeal is taken, proceedings before the Special Master shall resume;

         3. Should the FERC determine that it does not have jurisdiction within the 60 day period, but the D.C. Circuit has not had the opportunity to review the FERC's determination, the proceedings before the Special Master shall resume, subject to the outcome of the Court's review of the jurisdictional issue;

         4. In the event that FERC does not resolve the jurisdictional dispute within 60 days, proceedings before the Special Master shall resume, provided, however, that the resumption of the

Special Master proceedings shall not act to divest the FERC or the D.C. Circuit of the authority to decide the jurisdictional dispute and the Special Master's proceeding shall be subject to the outcome of the determination of the FERC or the D.C. Circuit.

         5. El Paso shall comply with orders issued by the Special Master after proceedings before him or her resume, which orders will be subject to the outcome of any FERC or D.C. Circuit proceedings.

         ADMISSIBILITY IN SUBSEQUENT PROCEEDINGS.

         Any findings, recommendations or decisions by the Special Master and written products of the Special Master are not prohibited from submission or admission in any subsequent proceeding before the Special Master under the terms of this Stipulation. The Settling Parties further agree that they may use the Special Master's (or, as the case may be, the District Court's) findings, recommendations, decisions and written products (hereafter "Findings") as evidence in FERC proceedings, but also agree that such Findings do not have any preclusive effect or constitute binding precedent in such proceedings, and that none of the Settling Parties will argue otherwise.

         ATTORNEYS' FEES UNDER THE MASTER SETTLEMENT AGREEMENT

         In addition to the remedial authority set forth herein, the parties agree that the United States District Court or the Special Master shall have authority to determine, by application or by stipulation, the amount of attorneys' fees and costs to which the office of the Attorney General of the State of California, the Public Utilities Commission of the State of California, the California Department of Water Resources, the City of Los Angeles, Pacific Gas and Electric Company, and Southern California Edison Company, respectively, may claim out of the total settlement consideration paid by El Paso Corporation, El Paso Natural Gas Company, and El Paso Merchant Energy, L.P. (collectively "El Paso Parties") under the Master Settlement Agreement on which this Stipulated Judgment is based. Any award of fees and costs hereunder shall not increase the amount of consideration paid by the El Paso Parties under the Master Settlement Agreement but shall simply be used as a basis for allocating the portions of said consideration that are payable as fees and costs under the Master Settlement Agreement to the office of the Attorney General of the State of

California, the Public Utilities Commission of the State of California, the California Department of Water Resources, the City of Los Angeles, Pacific Gas and Electric Company, and Southern California Edison Company, respectively.

    Dated:                 , 2003          Respectfully submitted,
          -----------------
                                           Attorney General of the State of
                                           California

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                --------------------------------


                                           Public Utilities Commission of the
                                           State of California

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                --------------------------------


                                           (Subject to formal approval by the
                                           Public Utilities Commission of the
                                           State of California)


                                           Pacific Gas and Electric Company

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                --------------------------------


                                           Southern California Edison Company

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                --------------------------------


                                           El Paso Natural Gas Company

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                --------------------------------

                                           El Paso Merchant Energy-Gas, L.P.

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                --------------------------------


                                           El Paso Merchant Energy Company

                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
                                           Date:
                                                --------------------------------

         The Settling Parties to the above-captioned action have informed the Court that they have reached a settlement to fully and finally resolve all matters relating to the above-captioned action without trial or adjudication of any issue of fact or law, and without the settlement in this matter constituting any evidence against or admission by any Settling Party regarding any issue of fact or law.

         Good cause appearing therefor, and by the agreement of the Settling Parties, IT IS SO ORDERED.

    DATED:                  , 2003
          ------------------


                                           -------------------------------------
                                             United States District Court Judge

El PasoNatural Gas Company
FERC Gas Tariff                                     Tenth Revised Sheet No. 202B
Pro Forma Second Revised Volume No. 1A                               Superseding
                                                   Second Revised Sheet No. 202B
--------------------------------------------------------------------------------

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)


1. DEFINITIONS (Continued)

     1.13 The term "business day" means Monday through Friday, excluding Federal Banking Holidays for transactions in the United States.

     1.14 The term "fuel" means the quantity of gas determined to be consumed during the transportation of gas, including fuel and gas lost and unaccounted for.

     1.15 Samalayuca Lateral Line Facilities - Those facilities constructed pursuant to the Commission's authorization at Docket No. CP93-252-000, et al. Such facilities extend from the Hueco Compressor Station to the International Border.

     1.16 Out-of-Zone Daily Reservation Charge - For alternate receipts or deliveries, Shippers shall pay an Out-of-Zone Daily Reservation Charge to compensate El Paso for service using points not provided for in the TSA. The Out-of-Zone Daily Reservation Charge shall be equal to the higher of the Reservation Rate provided in the TSA, stated on a daily basis, or the maximum rate applicable to the receipt and delivery zone for which service is provided, unless El Paso agrees to discount such rate(s).

     1.17 Western Energy Settlement, for purposes of this tariff, means the settlement between and among El Paso Natural Gas Company, El Paso Merchant Energy Company, El Paso Merchant Energy-Gas, L.P., the Public Utilities Commission of the State of California, Pacific Gas and Electric Company, Southern California Edison Company, and the City of Los Angeles, and approved by the Federal Energy Regulatory Commission in Docket No. RP00-241.

--------------------------------------------------------------------------------
Issued by: Catherine E. Palazzari, Vice President
Issued on:                                  Effective on:

El Paso Natural Gas Company
FERC Gas Tariff                                     Fourth Revised Sheet No. 218
Pro Forma Second Revised Volume No. 1A                               Superseding
                                                    Second Revised Sheet No. 218

--------------------------------------------------------------------------------
                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

     4.5  Access to Receipt Points

          (a) Effective January 1, 1998, for purposes of applying Sections 4.1 and 4.2, firm capacity having primary access to receipt points shall consist of the following: (i) Shippers holding firm Transportation Service Agreements on December 31, 1995 ("12-31-95 Shippers") only to the extent of the capacity actually covered by such agreements from time to time; (ii) Shippers who acquire Block I capacity from the Permian and Anadarko basins for the maximum tariff rate as described in Section 4.5(b)(i); (iii) Shippers who acquire Block II and Block III capacity as described in Section 4.5(b)(ii) and (iii); and (iv) Shippers resubscribing to capacity pursuant to Section 4.5(b)(iii) below.

          (b) Beginning January 1, 1998, access of turned-back capacity to system receipt points shall be administered as follows:

               (i) Block I - A block of 500 MMcf/d of turned-back capacity shall be given alternate receipt point access rights to all system receipt points; provided, however, capacity sold from Block I for the maximum tariff rate set forth in Rate Schedule FT-1 shall have primary receipt point access rights to system receipt points in the Permian and Anadarko Basins.

               (ii) Block II - A block of 614 MMcf/d of turned-back capacity shall be designated for primary point deliveries to TOPOCK for PG&E or shipper(s) serving a market in PG&E's service territory (collectively "Block II Shippers") and shall have primary access rights to all system receipt points.

                    For the period January 1, 1998 through the effective date of the Western Energy Settlement in Docket No. RP00-241, et al., El Paso may market available Block II capacity to other delivery points subject to recall by El Paso for Block II Shipper(s) as follows: 350 MMcf/d within 48 hours (any time), 150 MMcf/d within one month (72 hours prior to the first of the month), and 114 MMcf/d within three months (72 hours prior to the first of the month); provided, however, that to the extent Block II capacity has not been


--------------------------------------------------------------------------------
Issued by: Catherine E. Palazzari, Vice President
Issued on:                                  Effective on:

El Paso Natural Gas Company
FERC Gas Tariff                                      Third Revised Sheet No. 219
Pro Forma Second Revised Volume No. 1A                               Superseding
                                                     First Revised Sheet No. 219
--------------------------------------------------------------------------------

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

     4.5  Access to Receipt Points (Continued)

                    marketed, Block II Shipper(s) must acquire such unmarketed capacity before requesting El Paso to recall capacity from Block II. El Paso shall recall Block II capacity marketed to other delivery points if Block II Shipper(s) requesting the recall at least match the rate in the contract covering the capacity to be recalled and subscribe such capacity for a term of longer than one month. El Paso shall recall capacity for terms of one month or less if Block II Shipper(s) agree to pay the maximum tariff rate set forth in Rate Schedule FT-1 for the capacity. Capacity recall shall comply with the provisions of Section 28.14 of this Tariff. A Shipper may elect to purchase capacity from Block III below to access PG&E's service territory regardless of the availability of Block II capacity. Beginning with the effective date of the Western Energy Settlement in Docket No. RP00-241, et al., through December 31, 2005, the Block II recall provisions detailed in Section 4.10 of the General Terms and Conditions of this Tariff shall apply.

              (iii) Block III - A block of 500 MMcf/d of turned-back capacity shall have primary access rights to all system receipt points. The capacity currently held by 12-31-95 Shippers, excluding the capacity shown in Section 25.1 of this Tariff, shall be added to Block III if such Shippers terminate their firm agreements or reduce their Billing Determinants or Contract Demand. Such terminating Shippers may resubscribe, for a volume up to 53.7% of such Shippers' Docket No. RP95-363-000 Settlement Billing Determinants or Contract Demand, firm capacity having primary system receipt point access for delivery points stated in the terminated Transportation Service Agreement; provided, however, that such Shippers may also acquire available capacity in this or other blocks.

         (c) If PEMEX Gas y Petroquimica Basica does not elect to exercise its step down or contract reduction/termination rights as listed in
              Section 25.1(a)(iii), Blocks I and III shall each be reduced equally.

         (d) Effective January 1, 1998, Shippers acquiring released firm California capacity may, subject to Section 28.25 (2) of El Paso's Volume No. 1-A Tariff, change the primary delivery point to TOPOCK for deliveries into PG&E's service territory. This capacity shall maintain its primary delivery point status for purposes of supply basin receipt point access.

--------------------------------------------------------------------------------
Issued by: Catherine E. Palazzari, Vice President
Issued on:                                  Effective on:

El Paso Natural Gas Company
FERC Gas Tariff                                          Original Sheet No. 219F
Pro Forma Second Revised Volume No. 1A

--------------------------------------------------------------------------------

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (CONTINUED)

4.10 Block II Recall Provisions to be in effect from the effective date of the Western Energy Settlement through December 31, 2005. The Block II capacity that is subject to recall under these procedures is defined in
         Section 4.5(b)(ii) of this Tariff and consists of 614 MMcf/day of turned-back capacity.

         (a)      Conditions Precedent to Effectuating a Recall

                  (i) The Shipper requesting a recall of Block II capacity must enter into a new firm Transportation Service Agreement ("TSA") with El Paso for unsubscribed Block II capacity up to the volume of capacity required by such Shipper before El Paso will effectuate a recall of subscribed Block II capacity. The term of the TSA will be the term specified for the recall by the Shipper requesting the recall.

                  (ii) On the day the recall becomes effective, the Shipper requesting the recall must attempt to nominate all Block II capacity it had under contract prior to the effective date of the recall.

         (b) Posting of Block II Capacity Information - El Paso will make available on its website, at the conclusion of each scheduling cycle described in Section 4.1 of this Tariff, information identifying the Block II capacity contract holders, their rates, and the volume of gas that each has scheduled to a "non-PG&E TOPOCK" Delivery Point during that cycle. The posting shall appear in the "Informational Postings, Capacity" section of the website under a new sub-section entitled "Block II Capacity".

         (c)      Notice Requirements for Block II Recall

                  (i) The first 350 MMcf/d of Block II capacity is subject to recall upon 48 hours notice given at any time.

                  (ii) The next 150 MMcf/d of Block II capacity is subject to recall within one month upon notice given not less than 72 hours prior to the first of the month in which the recall will be effectuated.

                  (iii) The final 114 MMcf/d of Block II capacity is subject to recall within three months upon notice given not less than 72 hours prior to the first of the month in which the recall will be effectuated.



--------------------------------------------------------------------------------
Issued by: Catherine E. Palazzari, Vice President
Issued on:                                  Effective on:

El Paso Natural Gas Company
FERC Gas Tariff                                          Original Sheet No. 219G
Pro Forma Second Revised Volume No. 1A

--------------------------------------------------------------------------------
                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (CONTINUED)

Section 4.10 (continued)

     (d) Block II Recall Request Requirement - El Paso will process a request for recall only upon receipt of a written request from a party desiring to serve a market in PG&E's service territory. Such written request can be received at the designated site by regular mail, fax or electronic mail. The written request must include:

          (i)   The volume requested for recall.

          (ii) The desired term including the beginning and ending date of such recall.

     (e) Determining the Sequence of Block II Capacity Subject to Recall - Upon receipt by El Paso of a valid written request to recall Block II capacity, El Paso will first notify Shipper if there is any unsubscribed capacity that can serve the Shipper's need as required in
          Section 4.10(a)(i) of this Tariff. If the request can not be satisfied in total by the purchase of unsubscribed capacity, any Block II capacity that has been marketed to a non-PG&E Topock Delivery Point, either on a single primary delivery point or a dual primary delivery point basis, is subject to recall except during the time such capacity is being used to serve markets in PG&E's service territory. El Paso will recall capacity from the following categories according to the following sequence:

          (i) Unused (i.e., not scheduled) capacity under any Block II contracts with primary delivery point rights, either single or dual, to non-PG&E Topock Delivery Points. The recall request will be filled on a pro-rata basis from all Shippers meeting these criteria.

          (ii) Used (i.e., scheduled) capacity under any Block II Topock contracts where the quantity scheduled is to a non-PG&E alternate Delivery Point and where the single primary Delivery Point under the contract is to PG&E Topock. The recall request will be filled on a pro-rata basis from all Shippers meeting these criteria.

          (iii) Used (i.e., scheduled) capacity under any Block II contracts other than those falling under Section 4.10(e)(ii) above where the quantity scheduled is to a non-PG&E Topock Delivery Point. The recall request will be filled on a pro-rata basis from all Shippers meeting these criteria.

--------------------------------------------------------------------------------
Issued by: Catherine E. Palazzari, Vice President
Issued on:                                  Effective on:

El Paso Natural Gas Company
FERC Gas Tariff                                          Original Sheet No. 219H
Pro Forma Second Revised Volume No. 1A

--------------------------------------------------------------------------------
                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (CONTINUED)

Section 4.10 (continued)

          (f) Rate to be Paid for Recall of Block II Capacity - For recall periods of one month or less, the recalling Block II Shipper agrees to pay the maximum reservation Tariff rate for deliveries to the California zone. For recall periods of longer than one month, the rate paid shall be equal to the rate paid by the Shipper whose capacity is being recalled. When the capacity being recalled is held by converted Full Requirements Shipper(s), the rate to be paid by the recalling Shipper shall be the Effective Unit Rate(s) for capacity for the converted Full Requirements Shipper(s) as stated in Section 9 of Rate Schedule FT-1. The Effective Unit Rates displayed in that Section of the Tariff have been determined by dividing the annual cost responsibility of each converted Full Requirements Shipper by the aggregate annual Contract Demand, both as determined in the Docket No. RP00-336 proceeding. In the event an extension of the recall period is requested pursuant to
                Section 4.10(i), the rate payable during the extension period shall be the rate paid during the initial recall period.






--------------------------------------------------------------------------------
Issued by: Catherine E. Palazzari, Vice President
Issued on:                                  Effective on:

El Paso Natural Gas Company
FERC Gas Tariff                                          Original Sheet No. 219I
Pro Forma Second Revised Volume No. 1A

--------------------------------------------------------------------------------
                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (CONTINUED)

Section 4.10 (continued)

     (g) Notification of Ability to Fulfill Recall Request - El Paso will provide a written response to the recalling Block II Shipper describing whether its request can be fulfilled and specifying the capacity that is recallable and how the request is being evaluated by El Paso. El Paso will provide the response to the request on the following time schedule:

          i) For a request received by 10:00 a.m., Pacific Clock Time ("PCT") on a business day, a response will be provided no later than 3:00 p.m. PCT on the same business day.

          (ii) For a request received after 10:00 a.m. PCT on a business day, a response will be provided by 7:00 a.m. PCT the following business day.

          (iii) For a request received on a weekend or holiday, a response will be provided by noon PCT on the next business day.

     (h) Coordination with the Capacity Release System - After notification to the recalling Block II Shipper, El Paso will use the capacity release system described in Section 28.14 of the Tariff to provide notice of the recall. The recall of Block II capacity will be treated as a pre-arranged release with no open season requirement. The parties from whom the capacity is recalled will have their contracts reduced by the recalled amount through the capacity release system. When the recall term has expired, the capacity will be returned to the original holder(s) of the Block II capacity.

          (i) Extension of a Recall. (i) For recalls of less than one month, the term of the recall can be extended by the recalling Shipper by providing El Paso notice of such request to extend no less than 48 hours prior to the expiration of the current recall term. (ii) For recalls with a term of one month or longer, the term of a recall can be extended by the recalling Shipper by providing El Paso notice of such request to extend no less than ten days prior to the expiration of the current recall term.

          (j) Block II Re-Recall Rights - The Shipper from whom the capacity was recalled can re-recall the capacity at the beginning of a gas day on 24 hours written notice to El Paso by fax or e-mail, providing the original Shipper is re-recalling the capacity to serve a market in PG&E's service territory.

--------------------------------------------------------------------------------
Issued by: Catherine E. Palazzari, Vice President
Issued on:                                  Effective on:

El Paso Natural Gas Company
FERC Gas Tariff                                    Second Revised Sheet No. 290A
Pro Forma Second Revised Volume No. 1A                               Superseding
                                                    First Revised Sheet No. 290A

--------------------------------------------------------------------------------
                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

20.  OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

     20.16 Right-of-First-Refusal (Continued)

           (e) In the event there are no competing offers, then the existing Shipper shall not be entitled to continue to receive transportation service upon the expiration of its contract except by agreeing to pay the maximum tariff rate unless El Paso and such Shipper shall enter into a new firm transportation service agreement providing otherwise.

     20.17 Arbitration - El Paso agrees to include an arbitration provision in Shipper's Transportation Service Agreement detailing the requirements of this section if the following conditions are met: (1) if Shipper is a foreign government, an agency of a foreign government, or an entity created by them to conduct business and, (2) prior to execution of such agreement, requests binding arbitration of any dispute arising under a Transportation Service Agreement not subject to the Commission's exclusive jurisdiction, Unless the parties agree otherwise, such arbitration shall be conducted using the Rules of Arbitration of the International Chamber of Commerce of Paris, France.

     20.18 Dual Primary Delivery Point Rights - Through the five-year term of the Western Energy Settlement and as provided for in the Western Energy Settlement, El Paso may sell up to, but no more than, 623 MMcf/d of the 3,290 MMcf/d of capacity committed by the Western Energy Settlement to California under contracts with dual primary delivery points, i.e., contracts with both a California primary delivery point and non-California primary delivery point(s). The specified contract demand shall apply to the dual primary delivery points in the aggregate.

           (a) Shippers holding TSAs with dual primary points will have sole discretion to determine which point or points they will nominate on any given day. (b) Converting Full Requirements Shippers with dual Delivery Points shall pay the Effective Unit Rate for deliveries to either point.


--------------------------------------------------------------------------------
Issued by: Catherine E. Palazzari, Vice President
Issued on:                                  Effective on:

El Paso Natural Gas Company
FERC Gas Tariff                                     First Revised Sheet No. 290B
Pro Forma Second Revised Volume No. 1A

--------------------------------------------------------------------------------
                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

20. OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

    20.18 (Continued)

           (c) El Paso will notify Shippers with dual delivery point rights 60 days prior to the expiration of the Western Energy Settlement. Each affected Shipper must designate one of the dual primary points as the single delivery point for continued service. Shipper must notify El Paso of its election within 30 days of El Paso's notice.

           (d) Changes in capacity under this section will not be permitted if they would adversely affect or diminish the recall rights associated with Block II Capacity described in Section 4.10 of the Tariff.






--------------------------------------------------------------------------------
Issued by: Catherine E. Palazzari, Vice President
Issued on:                                  Effective on:

El Paso Natural Gas Company                         Tenth Revised Sheet No. 202B
Pro Forma Second Revised Volume No. 1A             Eighth Revised Sheet No. 202B
                                                     Effective: November 1, 2002
                                                         Issued: October 4, 2002
                                                                          Page 1
--------------------------------------------------------------------------------

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

1.     DEFINITIONS (Continued)

       1.13 The term "business day" means Monday through Friday, excluding Federal Banking Holidays for transactions in the United States.

       1.14 The term "fuel" means the quantity of gas determined to be consumed during the transportation of gas, including fuel and gas lost and unaccounted for.

       1.15 Samalayuca Lateral Line Facilities - Those facilities constructed pursuant to the Commission's authorization at Docket No. CP93-252-000, et al. Such facilities extend from the Hueco Compressor Station to the International Border.

       1.16 Out-of-Zone Daily Reservation Charge - For alternate receipts or deliveries, Shippers shall pay an Out-of-Zone Daily Reservation Charge to compensate El Paso for service using points not provided for in the TSA. The Out-of-Zone Daily Reservation Charge shall be equal to the higher of the Reservation Rate provided in the TSA, stated on a daily basis, or the maximum rate applicable to the receipt and delivery zone for which service is provided, unless El Paso agrees to discount such rate(s).

       1.17 Western Energy Settlement, for purposes of this tariff, means the settlement between and among El Paso Natural Gas Company, El Paso Merchant Energy Company, El Paso Merchant Energy-Gas, L.P., the Public Utilities Commission of the State of California, Pacific Gas and Electric Company, Southern California Edison Company, and the City of Los Angeles, and approved by the Federal Energy Regulatory Commission in Docket No. RP00-241.

El Paso Natural Gas Company                         Fourth Revised Sheet No. 218
Pro Forma Second Revised Volume No. 1A              Second Revised Sheet No. 218
                                                         Effective: July 1, 1997
                                                            Issued: June 9, 1997
                                                                          Page 1
--------------------------------------------------------------------------------

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

       4.5      Access to Receipt Points

                (a) Effective January 1, 1998, for purposes of applying Sections 4.1 and 4.2, firm capacity having primary access to receipt points shall consist of the following: (i) Shippers holding firm Transportation Service Agreements on December 31, 1995 ("12-31-95 Shippers") only to the extent of the capacity actually covered by such agreements from time to time; (ii) Shippers who acquire Block I capacity from the Permian and Anadarko basins for the maximum tariff rate as described in Section 4.5(b)(i); (iii) Shippers who acquire Block II and Block III capacity as described in
                         Section 4.5(b)(ii) and (iii); and (iv) Shippers resubscribing to capacity pursuant to Section 4.5(b)(iii) below.

                (b) Beginning January 1, 1998, access of turned-back capacity to system receipt points shall be administered as follows:

                            (i)       Block I - A block of 500 MMcf/d of
                                      turned-back capacity shall be given
                                      alternate receipt point access rights to all system receipt points; provided, however, capacity sold from Block I for the maximum tariff rate set forth in Rate Schedule FT-1 shall have primary receipt point access rights to system receipt points in the Permian and Anadarko Basins.

                           (ii) Block II - A block of 614 MMcf/d of turned-back capacity shall be designated for primary point deliveries to TOPOCK for PG&E or shipper(s) serving a market in PG&E's service territory (collectively "Block II Shippers") and shall have primary access rights to all system receipt points.

                                      For the period January 1, 1998 through the effective date of the Western Energy Settlement in Docket No. RP00-241, et al., El Paso may market available Block II capacity to other delivery points subject to recall by El Paso for Block II Shipper(s) as follows: 350 MMcf/d within 48 hours (any time), 150 MMcf/d within one month (72 hours prior to the first of the month), and 114 MMcf/d within three months (72 hours prior to the first of the month); provided, however, that to the extent Block II capacity has not been

El Paso Natural Gas Company                          Third Revised Sheet No. 219
Pro Forma Second Revised Volume No. 1A               First Revised Sheet No. 219
                                                         Effective: July 1, 1997
                                                            Issued: June 9, 1997
                                                                          Page 1
--------------------------------------------------------------------------------

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

       4.5      Access to Receipt Points (Continued)

                                      marketed, Block II Shipper(s) must acquire such unmarketed capacity before requesting El Paso to recall capacity from Block II. El Paso shall recall Block II capacity marketed to other delivery points if Block II Shipper(s) requesting the recall at least match the rate in the contract covering the capacity to be recalled and subscribe such capacity for a term of longer than one month. El Paso shall recall capacity for terms of one month or less if Block II Shipper(s) agree to pay the maximum tariff rate set forth in Rate Schedule FT-1 for the capacity. Capacity recall shall comply with the provisions of
                                      Section 28.14 of this Tariff. A Shipper
                                      may elect to purchase capacity from Block
                                      III below to access PG&E's service
                                      territory regardless of the availability of Block II capacity. Beginning with the effective date of the Western Energy Settlement in Docket No. RP00-241, et al., through December 31, 2005, the Block II recall provisions detailed in Section 4.10 of the General Terms and Conditions of this Tariff shall apply.

                         (iii) Block III - A block of 500 MMcf/d of turned-back capacity shall have primary access rights to all system receipt points. The capacity currently held by 12-31-95 Shippers, excluding the capacity shown in Section 25.1 of this Tariff, shall be added to Block III if such Shippers terminate their firm agreements or reduce their Billing Determinants or Contract Demand. Such terminating Shippers may resubscribe, for a volume up to 53.7% of such Shippers' Docket No. RP95-363-000 Settlement Billing Determinants or Contract Demand, firm capacity having primary system receipt point access for delivery points stated in the terminated Transportation Service Agreement;
                                      provided, however, that such Shippers may also acquire available capacity in this or other blocks.

                (c) If PEMEX Gas y Petroquimica Basica does not elect to exercise its step down or contract reduction/termination rights as listed in Section 25.1(a)(iii), Blocks I and III shall each be reduced equally.

                (d) Effective January 1, 1998, Shippers acquiring released firm California capacity may, subject to Section 28.25
                         (2) of El Paso's Volume No. 1-A Tariff, change the primary delivery point to TOPOCK for deliveries into PG&E's service territory. This capacity shall maintain its primary delivery point status for purposes of supply basin receipt point access.

El Paso Natural Gas Company                              Original Sheet No. 219F
Pro Forma Second Revised Volume No. 1A
                                                                          Page 1
--------------------------------------------------------------------------------

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (CONTINUED)

4.10 Block II Recall Provisions to be in effect from the effective date of the Western Energy Settlement through December 31, 2005. The Block II capacity that is subject to recall under these procedures is defined in
         Section 4.5(b)(ii) of this Tariff and consists of 614 MMcf/day of turned-back capacity.

         (a)      Conditions Precedent to Effectuating a Recall

                  (i) The Shipper requesting a recall of Block II capacity must enter into a new firm Transportation Service Agreement ("TSA") with El Paso for unsubscribed Block II capacity up to the volume of capacity required by such Shipper before El Paso will effectuate a recall of subscribed Block II capacity. The term of the TSA will be the term specified for the recall by the Shipper requesting the recall.

                  (ii) On the day the recall becomes effective, the Shipper requesting the recall must attempt to nominate all Block II capacity it had under contract prior to the effective date of the recall.

         (b) Posting of Block II Capacity Information - El Paso will make available on its website, at the conclusion of each scheduling cycle described in Section 4.1 of this Tariff, information identifying the Block II capacity contract holders, their rates, and the volume of gas that each has scheduled to a "non-PG&E TOPOCK" Delivery Point during that cycle. The posting shall appear in the "Informational Postings, Capacity" section of the website under a new sub-section entitled "Block II Capacity".

         (c)      Notice Requirements for Block II Recall

                  (i) The first 350 MMcf/d of Block II capacity is subject to recall upon 48 hours notice given at any time.

                  (ii) The next 150 MMcf/d of Block II capacity is subject to recall within one month upon notice given not less than 72 hours prior to the first of the month in which the recall will be effectuated.

                  (iii) The final 114 MMcf/d of Block II capacity is subject to recall within three months upon notice given not less than 72 hours prior to the first of the month in which the recall will be effectuated.

El Paso Natural Gas Company                              Original Sheet No. 219G
Pro Forma Second Revised Volume No. 1A
                                                                          Page 1
--------------------------------------------------------------------------------

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (CONTINUED)

Section 4.10 (continued)

         (d) Block II Recall Request Requirement - El Paso will process a request for recall only upon receipt of a written request from a party desiring to serve a market in PG&E's service territory. Such written request can be received at the designated site by regular mail, fax or electronic mail. The written request must include:

                  (i)      The volume requested for recall.

                  (ii) The desired term including the beginning and ending date of such recall.

         (e) Determining the Sequence of Block II Capacity Subject to Recall - Upon receipt by El Paso of a valid written request to recall Block II capacity, El Paso will first notify Shipper if there is any unsubscribed capacity that can serve the Shipper's need as required in Section 4.10(a)(i) of this Tariff. If the request can not be satisfied in total by the purchase of unsubscribed capacity, any Block II capacity that has been marketed to a non-PG&E Topock Delivery Point, either on a single primary delivery point or a dual primary delivery point basis, is subject to recall except during the time such capacity is being used to serve markets in PG&E's service territory. El Paso will recall capacity from the following categories according to the following sequence:

                  (i) Unused (i.e., not scheduled) capacity under any Block II contracts with primary delivery point rights, either single or dual, to non-PG&E Topock Delivery Points. The recall request will be filled on a pro-rata basis from all Shippers meeting these criteria.

                  (ii) Used (i.e., scheduled) capacity under any Block II Topock contracts where the quantity scheduled is to a non-PG&E alternate Delivery Point and where the single primary Delivery Point under the contract is to PG&E Topock. The recall request will be filled on a pro-rata basis from all Shippers meeting these criteria.

                  (iii) Used (i.e., scheduled) capacity under any Block II contracts other than those falling under Section 4.10(e)(ii) above where the quantity scheduled is to a non-PG&E Topock Delivery Point. The recall request will be filled on a pro-rata basis from all Shippers meeting these criteria.

El Paso Natural Gas Company                              Original Sheet No. 219H
Pro Forma Second Revised Volume No. 1A
                                                                          Page 1
--------------------------------------------------------------------------------

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (CONTINUED)

Section 4.10 (continued)

         (f) Rate to be Paid for Recall of Block II Capacity - For recall periods of one month or less, the recalling Block II Shipper agrees to pay the maximum reservation Tariff rate for deliveries to the California zone. For recall periods of longer than one month, the rate paid shall be equal to the rate paid by the Shipper whose capacity is being recalled. When the capacity being recalled is held by converted Full Requirements Shipper(s), the rate to be paid by the recalling Shipper shall be the Effective Unit Rate(s) for capacity for the converted Full Requirements Shipper(s) as stated in
                  Section 9 of Rate Schedule FT-1. The Effective Unit Rates displayed in that Section of the Tariff have been determined by dividing the annual cost responsibility of each converted Full Requirements Shipper by the aggregate annual Contract Demand, both as determined in the Docket No. RP00-336 proceeding. In the event an extension of the recall period is requested pursuant to Section 4.10(i), the rate payable during the extension period shall be the rate paid during the initial recall period.

El Paso Natural Gas Company                              Original Sheet No. 219I
Pro Forma Second Revised Volume No. 1A
                                                                          Page 1
--------------------------------------------------------------------------------

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (CONTINUED)

Section 4.10 (continued)

         (g) Notification of Ability to Fulfill Recall Request - El Paso will provide a written response to the recalling Block II Shipper describing whether its request can be fulfilled and specifying the capacity that is recallable and how the request is being evaluated by El Paso. El Paso will provide the response to the request on the following time schedule:

                  i) For a request received by 10:00 a.m., Pacific Clock Time ("PCT") on a business day, a response will be provided no later than 3:00 p.m. PCT on the same business day.

                  (ii) For a request received after 10:00 a.m. PCT on a business day, a response will be provided by 7:00 a.m. PCT the following business day.

                  (iii) For a request received on a weekend or holiday, a response will be provided by noon PCT on the next business day.

         (h) Coordination with the Capacity Release System - After notification to the recalling Block II Shipper, El Paso will use the capacity release system described in Section 28.14 of the Tariff to provide notice of the recall. The recall of Block II capacity will be treated as a pre-arranged release with no open season requirement. The parties from whom the capacity is recalled will have their contracts reduced by the recalled amount through the capacity release system. When the recall term has expired, the capacity will be returned to the original holder(s) of the Block II capacity.

          (i)     Extension of a Recall.

                  (i) For recalls of less than one month, the term of the recall can be extended by the recalling Shipper by providing El Paso notice of such request to extend no less than 48 hours prior to the expiration of the current recall term.
                  (ii) For recalls with a term of one month or longer, the term of a recall can be extended by the recalling Shipper by providing El Paso notice of such request to extend no less than ten days prior to the expiration of the current recall term.

          (j) Block II Re-Recall Rights - The Shipper from whom the capacity was recalled can re-recall the capacity at the beginning of a gas day on 24 hours written notice to El Paso by fax or e-mail, providing the original Shipper is re-recalling the capacity to serve a market in PG&E's service territory.

El Paso Natural Gas Company                        Second Revised Sheet No. 290A
Pro Forma Second Revised Volume No. 1A              First Revised Sheet No. 290A
                                                       Effective: April 14, 2002
                                                          Issued: March 13, 2002
                                                                          Page 1
--------------------------------------------------------------------------------

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

20.    OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

       20.16    Right-of-First-Refusal (Continued)

                (e) In the event there are no competing offers, then the existing Shipper shall not be entitled to continue to receive transportation service upon the expiration of its contract except by agreeing to pay the maximum tariff rate unless El Paso and such Shipper shall enter into a new firm transportation service agreement providing otherwise.

       20.17 Arbitration - El Paso agrees to include an arbitration provision in Shipper's Transportation Service Agreement detailing the requirements of this section if the following conditions are met: (1) if Shipper is a foreign government, an agency of a foreign government, or an entity created by them to conduct business and, (2) prior to execution of such agreement, requests binding arbitration of any dispute arising under a Transportation Service Agreement not subject to the Commission's exclusive jurisdiction, Unless the parties agree otherwise, such arbitration shall be conducted using the Rules of Arbitration of the International Chamber of Commerce of Paris, France.

       20.18 Dual Primary Delivery Point Rights - Through the five-year term of the Western Energy Settlement and as provided for in the Western Energy Settlement, El Paso may sell up to, but no more than, 623 MMcf/d of the 3,290 MMcf/d of capacity committed by the Western Energy Settlement to California under contracts with dual primary delivery points, i.e., contracts with both a California primary delivery point and non-California primary delivery point(s). The specified contract demand shall apply to the dual primary delivery points in the aggregate.

                (a) Shippers holding TSAs with dual primary points will have sole discretion to determine which point or points they will nominate on any given day.
                (b) Converting Full Requirements Shippers with dual Delivery Points shall pay the Effective Unit Rate for deliveries to either point.

El Paso Natural Gas Company                         First Revised Sheet No. 290B
Pro Forma Second Revised Volume No. 1A
                                                                          Page 1
--------------------------------------------------------------------------------

                   TRANSPORTATION GENERAL TERMS AND CONDITIONS
                                   (Continued)

20.    OPERATING PROVISIONS FOR FIRM TRANSPORTATION SERVICE (Continued)

       20.18 (Continued)

                (c) El Paso will notify Shippers with dual delivery point rights 60 days prior to the expiration of the Western Energy Settlement. Each affected Shipper must designate one of the dual primary points as the single delivery point for continued service. Shipper must notify El Paso of its election within 30 days of El Paso's notice.

                (d) Changes in capacity under this section will not be permitted if they would adversely affect or diminish the recall rights associated with Block II Capacity described in Section 4.10 of the Tariff.